                                                                  EXHIBIT (a)(3)

                             LETTER OF TRANSMITTAL

                                  TO EXCHANGE
                    CLASS A WARRANTS AND/OR CLASS B WARRANTS
                              (THE "WARRANTS") OF

                           VION PHARMACEUTICALS, INC.

                       PURSUANT TO THE OFFERING CIRCULAR
                             DATED MAY 19, 1998 OF

                           VION PHARMACEUTICALS, INC.
                                (THE "COMPANY")

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MONDAY, JUNE
 29, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT
                     ANY TIME PRIOR TO THE EXPIRATION DATE.

                 TO: the Exchange Agent for the Exchange Offer:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

              By Mail:                                                                       By Hand
           40 Wall Street                                                                40 Wall Street
      New York, New York 10005                                                             46th Floor
   Attn: Reorganization Department                                                  New York, New York 10005
                                                    Telephone:
                                                  (718) 921-8200
                                    Facsimile (for Eligible Institutions Only):
                                                  (718) 234-5001

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. EXCEPT AS OTHERWISE PROVIDED HEREIN, ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED IN ACCORDANCE WITH THE PROCEDURES SET FORTH HEREIN. SEE INSTRUCTION 1.

     HOLDERS WHO WISH TO TENDER THEIR WARRANTS MUST COMPLETE COLUMNS (1) THROUGH
(3) IN THE BOX HEREIN ENTITLED "DESCRIPTION OF CLASS A WARRANTS TENDERED" AND/OR "DESCRIPTION OF CLASS B WARRANTS TENDERED" AND SIGN IN THE APPROPRIATE BOX BELOW. IF ONLY THOSE COLUMNS ARE COMPLETED, THE HOLDER WILL BE DEEMED TO HAVE TENDERED ALL THE WARRANTS, LISTED IN THE TABLE. IF A HOLDER WISHES TO TENDER LESS THAN ALL OF SUCH WARRANTS, COLUMN (4) MUST BE COMPLETED IN FULL, AND SUCH HOLDER SHOULD REFER TO INSTRUCTION 5.

---------------------------------------------------------------------------------------------------------
                                DESCRIPTION OF CLASS A WARRANTS TENDERED
                               (ATTACH SEPARATE SIGNED LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------
                                                                         TOTAL NO.          NUMBER OF
      NAME(S) AND ADDRESS(ES) OF HOLDER(S)                              OF WARRANTS          CLASS A
       (PLEASE FILL IN, IF BLANK, EXACTLY                             REPRESENTED BY        WARRANTS
        AS NAME(S) APPEARS ON WARRANTS)            CERTIFICATE NO.      CERTIFICATE         TENDERED*
---------------------------------------------------------------------------------------------------------

                                                   -----------------------------------------------------

                                                   -----------------------------------------------------

                                                   -----------------------------------------------------

                                                   -----------------------------------------------------

---------------------------------------------------------------------------------------------------------
  * Unless otherwise specified, it will be assumed that the entire number of shares represented by the
    Warrants described above is being tendered. See Instruction 5.
---------------------------------------------------------------------------------------------------------
                                PLEASE CHECK ONE OF THE TWO BOXES BELOW:
   [ ] I ELECT TO TENDER ____________ CLASS A WARRANTS FOR ALL STOCK CONSIDERATION (AS DEFINED BELOW)
                                                 AND/OR
                 [ ] I ELECT TO TENDER ____________ CLASS A WARRANTS FOR STOCK PLUS CASH
                                    CONSIDERATION (AS DEFINED BELOW)
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                DESCRIPTION OF CLASS B WARRANTS TENDERED
                               (ATTACH SEPARATE SIGNED LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------
                                                                         TOTAL NO.          NUMBER OF
      NAME(S) AND ADDRESS(ES) OF HOLDER(S)                              OF WARRANTS          CLASS B
       (PLEASE FILL IN, IF BLANK, EXACTLY                             REPRESENTED BY        WARRANTS
        AS NAME(S) APPEARS ON WARRANTS)            CERTIFICATE NO.      CERTIFICATE         TENDERED*
---------------------------------------------------------------------------------------------------------

                                                   -----------------------------------------------------

                                                   -----------------------------------------------------

                                                   -----------------------------------------------------

                                                   -----------------------------------------------------

---------------------------------------------------------------------------------------------------------
  * Unless otherwise specified, it will be assumed that the entire number of shares represented by the
    Warrants described above is being tendered. See Instruction 5.
---------------------------------------------------------------------------------------------------------
                                PLEASE CHECK ONE OF THE TWO BOXES BELOW:
   [ ] I ELECT TO TENDER ____________ CLASS B WARRANTS FOR ALL STOCK CONSIDERATION (AS DEFINED BELOW)
                                                 AND/OR
                 [ ] I ELECT TO TENDER ____________ CLASS B WARRANTS FOR STOCK PLUS CASH
                                    CONSIDERATION (AS DEFINED BELOW)
---------------------------------------------------------------------------------------------------------

     This Letter of Transmittal is to be used only if Warrants of the Company are to be physically delivered to the Exchange Agent or if delivery of the Warrants is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company (the "Book Entry Transfer Facility") pursuant to the procedures set forth in the Offering Circular of the Company dated May 19, 1998 (as the same may be amended or supplemented from time to time, the "Offering Circular") under the heading "The Exchange Offer -- Procedures for Tendering Warrants."

               (BOX BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

[ ]  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY
     BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE
     DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:
     Name of Tendering Institution
     ------------------------------------------------------------
     Account No.
     ------------------------------------------------------------
     Transaction Code No.
     ------------------------------------------------------------
[ ]  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT
     TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE
     DEPOSITARY AND COMPLETE THE FOLLOWING:
     Name(s) of Registered Holder(s)
     ------------------------------------------------------------
     Date of Execution of Notice of Guaranteed Delivery
     -----------------------------------------------
     Name of Institution that Guaranteed Delivery
     -----------------------------------------------------
     If delivery is by book-entry transfer: Name of Tendering
     Institution: ------------------------------
     Account No. ------------------------------       at DTC
     Transaction Code No.
     ------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     By execution hereof, the undersigned hereby acknowledges he has received and reviewed the accompanying Offering Circular and this Letter of Transmittal relating to the Company's offer to exchange upon the terms and subject to the conditions set forth therein, for each outstanding Class A Warrant, at the holder's option, either (A) 0.438 shares of the Company's Common Stock or (B)
0.254 shares of Common Stock and $0.66 in cash (the "Class A Exchange Offer"). The Company is also offering to exchange for each outstanding Class B Warrant, at the holder's option, either (A) 0.212 shares of Common Stock or (B) 0.123 shares of Common Stock and $0.32 in cash (the "Class B Exchange Offer", together with the Class A Exchange Offer, the "Exchange Offer").

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the Warrants indicated above and elects to have such Warrants converted, upon consummation of the Exchange Offer, into the right to receive the Company's Common Stock and/or cash, as applicable. The undersigned understands that the obligation of the Company to consummate the Exchange Offer is subject to several conditions as set forth in the Offering Circular under "The Exchange Offer -- Conditions to the Exchange Offer."

     The undersigned acknowledges that all the foregoing conditions are for the sole benefit of the Company and may be asserted by the Company regardless of the circumstances giving rise to such conditions and may be waived by the Company, in whole or in part, at any time and from time to time, in the sole discretion of the Company. The failure by the Company at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right, and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time. If any of the conditions set forth in this section shall not be satisfied, the Company may, subject to applicable law, (i) terminate the Exchange Offer and return all Warrants tendered pursuant to the Exchange Offer to tendering holders; (ii) extend the Exchange Offer and retain all tendered Warrants until the Expiration Date for the extended Exchange Offer; (iii) amend the terms of the Exchange Offer or modify the consideration to be provided by the Company pursuant to the Exchange Offer; or (iv) waive the unsatisfied conditions with respect to the Exchange Offer and accept all Warrants tendered pursuant to the Exchange Offer. Notwithstanding anything to the contrary, the Company may extend the period of the Exchange Offer in its sole discretion. In any such event, the tendered Warrants not accepted for exchange will be returned to the undersigned without cost to the undersigned as soon as practicable following the date on which the Exchange Offer is terminated or expires without any Warrants being purchased thereunder, at the address shown below the undersigned's signature(s).

     Subject to, and effective upon, the acceptance by the Company of the Warrants tendered hereby for exchange pursuant to the terms of the Exchange Offer, the undersigned hereby irrevocably sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Warrants tendered hereby, waives any and all rights with respect to the Warrants tendered hereby and releases and discharges any obligor or parent of any obligor of the Warrants from any and all claims the undersigned may have now, or may have in the future, arising out of or related to the Warrants. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent (with full knowledge that the Exchange Agent also acts as agent of the Company) as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Warrants, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Warrants and to receive on behalf of the undersigned in exchange for the shares represented thereby, any Certificates for the Company's shares of Common Stock and/or cash issuable pursuant to the Exchange Offer to be forwarded to the undersigned, (b) present such Warrants for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Warrants, all in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, sell, assign and transfer the Warrants tendered hereby, and that when such Warrants are accepted for exchange by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and that none of such Warrants will be subject to any adverse claim or right; (ii) the undersigned owns the Warrants being tendered hereby and is entitled to tender such Warrants as contemplated by the Exchange Offer, all within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (iii) the tender of such Warrants complies with Rule 14e-4. The undersigned, upon request, will execute and deliver all additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Warrants tendered hereby.

     The undersigned understands that tenders of Warrants pursuant to any of the procedures described in the Offering Circular under the caption "The Exchange Offer -- Procedures for Tendering Warrants" and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Exchange Offer. The Company's acceptance of such Warrants for exchange pursuant to the terms of the Exchange Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned has read and agrees to all terms and conditions of the Exchange Offer. Delivery of the enclosed Warrants shall be effected, and risk of loss and title of such Warrants shall pass, only upon proper delivery thereof to the Exchange Agent.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives. WARRANTS TENDERED PURSUANT TO THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE. See the information set forth under the heading "The Exchange Offer -- Withdrawal of Tenders" in the Offering Circular.

     Please issue the applicable consideration with respect to Warrants accepted for exchange, and return any Warrants not tendered or not accepted for exchange, in the name(s) of the registered holder(s) appearing in the box entitled "Description of Class A Warrants Tendered" and/or "Description of Class B Warrants Tendered." Similarly, please deliver the applicable consideration with respect to Warrants accepted for exchange, together with any Warrants not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing in the box entitled "Description of Class A Warrants Tendered" and/or "Description of Class B Warrants Tendered."

     PLEASE COMPLETE THE SUBSTITUTE FORM W-9 BELOW.

                                PLEASE SIGN HERE
             (TO BE COMPLETED BY ALL TENDERING HOLDERS OF WARRANTS REGARDLESS OF WHETHER WARRANTS ARE BEING PHYSICALLY DELIVERED HEREWITH)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY

Dated:
--------------------------------------------------------------------------------
, 1998

Must be signed by the registered holder(s) of the Warrants tendered hereby exactly as their name(s) appear(s) on such Warrants, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.

Name(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(PLEASE PRINT)

Capacity (full title)
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(INCLUDING ZIP CODE)

Area Code and Telephone Number
---------------------------------------------------------------------------

Tax Identification or Social Security No.
---------------------------------------------------------------------

                              SIGNATURE GUARANTEE
                        (SEE INSTRUCTIONS 1 AND 6 BELOW)

--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                             ELIGIBLE INSTITUTION)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)

                                  INSTRUCTIONS

                FORMING PART OF THE TERMS AND CONDITIONS OF THE
                                 EXCHANGE OFFER

     1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United States or by any other "Eligible Guarantor Institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being registered referred to herein as an "Eligible Institution") unless (a) this Letter of Transmittal is signed by the holder of the Warrants tendered herewith or (b) such Warrants are tendered for the account of an Eligible Institution. See Instruction 6.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND WARRANTS. This Letter of Transmittal is to be used only if Warrants tendered hereby are to be physically delivered to the Exchange Agent. All physically tendered Warrants, together with a properly completed and validly executed Letter of Transmittal (or facsimile or electronic copy thereof or an electronic agreement to comply with the terms thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the cover page hereof prior to the Expiration Date. If Warrants are forwarded to the Exchange Agent in multiple deliveries, a properly completed and validly executed Letter of Transmittal must accompany each such delivery.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, WARRANTS AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, THE MAILING SHOULD BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE, TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO SUCH DATE. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF WARRANTS WILL BE ACCEPTED. BY EXECUTION OF THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), ALL TENDERING HOLDERS WAIVE ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE OF THEIR WARRANTS FOR PAYMENT.

     3. INADEQUATE SPACE. If the space provided herein under "Description of Class A Warrants Tendered" or "Description of Class B Warrants Tendered" is inadequate, the Warrant number(s) and the number of shares tendered should be listed on a separate schedule and attached hereto.

     4. WITHDRAWAL OF TENDERS. Tenders of Warrants may be withdrawn at any time until the Expiration Date. Thereafter, such tenders are irrevocable, except that they may be withdrawn after the expiration of 40 business days from the commencement of the Exchange Offer unless accepted for exchange prior to that date.

     Holders who wish to exercise their right of withdrawal with respect to the Exchange Offer must give written notice of withdrawal, delivered by mail or hand delivery or facsimile transmission, to the Exchange Agent at one of its addresses set forth on the cover page of this Letter of Transmittal prior to the Expiration Date or at such other time as otherwise provided for herein. In order to be effective, a notice of withdrawal must specify the name of the person who deposited the Warrants to be withdrawn (the "Depositor"), the name in which the Warrants are registered, if different from that of the Depositor, and the number of shares to be withdrawn prior to the physical release of the Warrants to be withdrawn. The notice of withdrawal must be signed by the registered holder of such Warrants in the same manner as the applicable Letter of Transmittal (including any required signature guarantees), or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of such Warrants. Withdrawals of tenders of Warrants may not be rescinded, and any Warrants withdrawn will be deemed not validly tendered thereafter for purposes of the Exchange Offer. However, properly withdrawn Warrants may be tendered again at any time prior to the Expiration Date by following the procedures for tendering not previously tendered Warrants described elsewhere herein. If the Company is delayed in its acceptance for exchange and payment for any Warrants or is unable to accept for conversion or convert any Warrants pursuant to the Exchange Offer for any reason, then, without prejudice to the Company's rights hereunder, tendered Warrants may be retained by the Exchange Agent on behalf of the Company and may not be withdrawn (subject to Rule 13e-4(f)(5) under the Exchange Act, which requires that the issuer making the tender offer pay the consideration offered, or return the tendered securities, promptly after the termination or withdrawal of a tender offer), except as otherwise permitted hereby.

     5. PARTIAL TENDERS. The aggregate number of shares evidenced by the Warrants delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If tenders of Warrants are made with respect to less than the entire number of shares evidenced by the Warrants delivered herewith, Warrants for the number of shares not tendered will be issued and sent to the registered holder.

     6. SIGNATURES ON WARRANT LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Warrants tendered hereby, the signature(s) must correspond with the name(s) as written on the face of such Warrants without alteration, enlargement or any other change whatsoever. If any Warrants tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal. If any Warrants tendered hereby are in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, and any necessary accompanying documents, as there are different registrations of such Warrants.

     If this Letter of Transmittal is signed by a person other than the holder(s) of the Warrants tendered hereby, the Warrants must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the holder(s) appear(s) on the certificates representing such Warrants. Signatures on such Warrants and stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal or any Warrants or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted with this Letter of Transmittal.

     7. TRANSFER TAXES. The Company will pay all transfer taxes with respect to the delivery and exchange of Warrants pursuant to the Exchange Offer.

     8. TAXPAYER IDENTIFICATION NUMBER. Each tendering holder is required to provide the Exchange Agent with the holder's correct taxpayer identification number ("TIN"), generally, the holders' social security or federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify whether such person is subject to backup withholding of federal income tax.

     A holder must cross out Item (2) of Part 2 in the Certification box of Substitute Form W-9 if such holder is subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder to 31% federal income tax backup withholding on the reportable payments made to the holder or other payee with respect to Warrants exchanged pursuant to the Exchange Offer. The box in Part 3 of the form should be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days, thereafter the Exchange Agent will hold 31% of all reportable payments until a TIN is provided to the Exchange Agent.

     9. CONFLICTS. In the event of any conflict between the terms of the Offering Circular and the terms of this Letter of Transmittal, the terms of the Offering Circular will control.

     10. MUTILATED, LOST, STOLEN OR DESTROYED WARRANTS. Any holder of Warrants, whose Warrants have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address and telephone number indicated on the back cover page of the Offering Circular for further instructions.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Exchange Agent at its address set forth below. Additional copies of the Offering Circular, this Letter of Transmittal and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent.

     12. DETERMINATION OF VALIDITY. All questions as to the form of all documents, the validity (including time of receipt) and acceptance of tenders of the Warrants will be determined by the Company, in its sole discretion, the determination of which shall be final and binding. Alternative, conditional or contingent tenders of Warrants will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Warrants that are not in proper form or the acceptance of which, in the Company's opinion, would be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Warrants. If the Company waives its right to reject a defective tender of Warrants, the holder will be entitled to the applicable consideration. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in the Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Warrants must be cured within such time as the Company determines, unless waived by the Company. Tenders of Warrants shall not be deemed to have been made until all defects and irregularities have been waived by the Company or cured. None of the Company, the Exchange Agent or any other person will be under any duty to give notice of any defects or irregularities in tenders of Warrants, or will incur any liability to holders for failure to give any such notice.

                           IMPORTANT TAX INFORMATION

     Under the federal income tax law, a holder whose tendered Warrants are accepted for exchange is required by law to provide the Exchange Agent (as payer) with such holders' correct TIN on Substitute Form W-9 below. If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments of applicable consideration may be subject to backup withholding.

     Certain holders (including, among others, corporations) are not subject to these backup withholdings and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instruction.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any reportable payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on reportable payments made with respect to Warrants accepted for exchange pursuant to the Warrant Exchange Offer, the holder is required to notify the Exchange Agent of such holder's correct TIN by completing the form below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (a) such holder is exempt from backup withholding, (b) such holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the holder of the Warrants tendered hereby. If the Warrants are held in more than one name or are not held in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

-------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                  PART 1--PLEASE PROVIDE YOUR TIN IN THE      Social security number OR
  FORM W-9                    BOX AT RIGHT AND CERTIFY BY SIGNING AND     Employer Identification Number
                              DATING BELOW.                               ----------------------------
                             --------------------------------------------------------------------------------
  Department of the Treasury  PART 2--CERTIFICATION--Under penalties of
  Internal Revenue Service    perjury, I certify that:
  PAYER'S REQUEST FOR         (1) The number shown on this form is my correct Taxpayer Identification
  TAXPAYER                    Number (or I am waiting for a number to be issued to me) and
  IDENTIFICATION
  NUMBER (TIN)                (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal
                                  Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the
                                  IRS has notified me that I am no longer subject to backup withholding.
                             --------------------------------------------------------------------------------

                              CERTIFICATION INSTRUCTIONS--You must        PART 3-
                              cross out item (2) above if you have been
                              notified by the IRS that you are
                              currently subject to backup withholding     AWAITING TIN [ ]
                              because of underreporting interest or
                              dividends on your tax return. However, if
                              after being notified by the IRS that you
                              are subject to backup withholding, you
                              received another notification from the
                              IRS that you are no longer subject to
                              backup withholding, do not cross out such
                              item (2).
                              THE INTERNAL REVENUE SERVICE DOES NOT
                              REQUIRE YOUR CONSENT TO ANY PROVISION OF
                              THIS DOCUMENT OTHER THAN THE
                              CERTIFICATIONS REQUIRED TO AVOID BACKUP
                              WITHHOLDING.
                              SIGNATURE --------------------- DATE
                              -----------
                              NAME (Please Print)
                              --------------------------------
                              ADDRESS (Please Print)
                              -----------------------------
-------------------------------------------------------------------------------------------------------------

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN THE SUBSTITUTE FORM W-9 INDICATING YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN.
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the payor, 31 percent of all payments made to me pursuant to this offer shall be retained until I provide a tax identification number to the payor and that, if I do not provide my taxpayer identification number within sixty (60) days, such retained amounts shall be remitted to the IRS as backup withholding and 31 percent of all reportable payments made to me thereafter will be withheld and remitted to the IRS until I provide a taxpayer identification number.

Signature                                                      Date ---------------------------
------------------------------------------------------------

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                 The Exchange Agent for the Exchange Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                  By Mail:                                       By Hand:
               40 Wall Street                                 40 Wall Street
          New York, New York 10005                              46th Floor
       Attn: Reorganization Department                   New York, New York 10005

                                   Telephone:
                                 (718) 921-8200

                                   Facsimile:
                                 (718) 234-5001

                The Information Agent for the Exchange Offer is:

                    CORPORATE INVESTOR COMMUNICATIONS, INC.

                  By Mail:                                       By Hand:
              111 Commerce Road                              111 Commerce Road
         Carlstadt, New Jersey 07072                    Carlstadt, New Jersey 07072

                                   Telephone:
                                 (888) 210-8932